UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 05, 2024

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 5, 2024, Nuburu, Inc. (the “Company”) received from NYSE Regulation a Warning Letter (the “Letter”) as provided under Section 1009(a) of the NYSE American LLC Company Guide (the “Company Guide”) describing violations by the Company of Sections 301 and 713 of the Company Guide. Section 301 of the Company Guide prohibits a listed company from issuing, or authorizing its transfer agent or registrar to issue or register, additional securities of a listed class until it has filed an application for the listing of such additional securities and received notification from the NYSE American that the securities have been approved for listing. Section 713 of the Company Guide requires stockholder approval when additional shares to be issued in connection with a transaction involve the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of outstanding stock for less than the greater of book or market value of the stock. As noted in the Letter, the Company issued approximately 4.6 million common shares between May 2024 and August 2024 in connection with the conversion of certain convertible promissory notes that NYSE has determined were in violation of these provisions.

The Company is implementing additional controls to avoid violations of such NYSE rules in the future.

The Company has been advised by NYSE Regulation that, following the filing of this Current Report on Form 8-K and the issuance of the press release referenced in Item 8.01 below, this matter is resolved. A copy of the Letter is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

On December 11, 2024, the Company issued a press release disclosing the receipt of the Letter, as required by Sections 401(j) and 1009(j) of the Company Guide. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter dated December 5, 2024 from NYSE Regulation to Nuburu, Inc.
99.2	Press release of Nuburu, Inc. dated December 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	December 11, 2024	By:	/s/ Brian Knaley
		Name: Title:	Brian Knaley Chief Executive Officer